Exhibit 99.2

DATA443 ANNOUNCES FURTHER REDUCTION IN DEBT, WITH MORE SHAREHOLDER-FRIENDLY TERMS, AND SIGNIFICANT REDUCTION IN DERIVATIVE LIABILITIES

Transaction Continues Path to National Market Up-listing

RESEARCH TRIANGLE PARK, NC, November 19, 2020 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company for ALL THINGS DATA SECURITY™, is pleased to announce agreements between the Company and its single largest investor, resulting in (i) $200,000 reduction in the principal owed under an existing convertible note; (ii) more shareholder-friendly fixed conversion price terms, in place of variable rate conversion terms; (iii) elimination of the derivative liability component of the note; and, (iv) leak out provisions that place limitations on the investor’s ability to convert.

MAJOR HIGHLIGHTS OF THE TRANSACTION:

●	A 33% reduction in amount owed under the existing convertible note
●	Fixed conversion price eliminates the derivative liability component under the convertible note, positively impacting our financial statements
●	Leak out provision removes downward pressure on our stock price by limiting the amount to be converted during any week for the life of the note if it is converted
●	No issuance of any additional consideration or material change in terms of the convertible note in exchange for the settlement
●	Maintains cooperative and positive relationship with investor

Jason Remillard, CEO of Data443 commented, “Combined with our recent termination of virtually all outstanding warrants, this agreement represents another key milestone in our on-going efforts to substantially strengthen our financial position and improve our standing in the capital markets. This is critically important for Data443 and its shareholders, as it will lead to achieving far better (and more shareholder-friendly) financing terms to fund future acquisitions and opportunities, at a nimbler pace.”

“While reducing our outstanding debt by $200,000 is important, it is just as significant that we have eliminated the derivative liability from this note, which has long been a drag on our financials. Further, this transaction removes the variable rate conversion feature. Anytime we can reduce our debt without having to issue additional material consideration is always a win for our company. When that debt reduction is combined with the reduction in downward selling pressure that these convertible notes have had on our share price, it is a great result for our shareholders and a reason for the investing public to take further interest in our company. It is also reason to thank our investors for their continued support and a vote of confidence in our commitment to our shareholders,” concluded Mr. Remillard.

BUSINESS UPDATE CONFERENCE CALL

Data443 will hold a Business Update Conference Call and Webcast later today, Thursday, November 19, 2020 at 4:30pm ET.

Investors and other interested parties may submit their questions ahead of time by emailing Investor Relations at ir@data443.com.

Online registration is available at: https://info.data443.com/2020q3-business-update

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is the de facto industry leader in Data Privacy Solutions for All Things Data Security™, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by: (i) ARALOC™, which is a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders; (ii) DATAEXPRESS®, the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide; (iii) ArcMail™, which is a leading provider of simple, secure and cost-effective email and enterprise archiving and management solutions; (iv) ClassiDocs® the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD, and GDPR compliance; (v) ClassiDocs™ for Blockchain, which provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks; (vi) Data443® Global Privacy Manager, the privacy compliance and consumer loss mitigation platform which is integrated with ClassiDocs™ to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory by ClassiDocs™; (vii) Resilient Access™, which enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others; (viii) Data443™ Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; (ix) the CCPA Framework WordPress plugin, which enables organizations of all sizes to comply with the CCPA privacy framework; (x) FileFacets™, a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops; (xi) the GDPR Framework WordPress plugin, with over 30,000 active users and over 400,000 downloads it enables organizations of all sizes to comply with the GDPR and other privacy frameworks; and (xii) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress. For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on 17 April 2020; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

The Data443™ logo, ALL THINGS DATA SECURITY™, ClassiDocs™ logo, ARALOC™ logo and DATAEXPRESS® are registered trademarks of Data443 Risk Mitigation, Inc.

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Investor Relations Contact:
Matthew Abenante
ir@data443.com
919.858.6542